UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of Registrant as specified in charter)

2390 Western Avenue, Guilderland, NY  12084

(Address of principal executive offices)(Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

2390 Western Avenue, Guilderland, NY  12084

(Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

ADKSX

SEMI-ANNUAL REPORT

September 30, 2017

(Unaudited)

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY

SEPTEMBER 30, 2017 (UNAUDITED)

Dear Fellow Shareholders,

The Adirondack Small Cap Fund’s NAV at September 30th was $24.06, up 6.41% from its March 31st fiscal year-end.  The Fund’s benchmark index (Russell 2000® Value Index) returned 5.81% during the same period.  The top ten holdings represented 27.7% of the portfolio and the turnover for the first six months of the fiscal year was 12.09%.*

During the past six months, the US economy continued its growth at a steady rate and the US equity markets reached an all-time high.  Low inflation remains a constant and as a result the Fed has held off on another interest rate hike.  Investors are now focused on the outcome of proposed tax reform.  Truly lower effective rates could provide a tailwind for small cap stocks as they typically pay higher rates than their larger peers.  All major global economies and markets have experienced improved growth but international valuations are not as elevated as domestic equities.  As a result, investors have favored more globally exposed large caps and growth over value.  During the past six months, the Russell 2000® Small Cap Growth Index increased 10.88% - nearly double that of our benchmark, the Russell 2000® Value Index. We believe the pendulum will eventually swing, as is typical when this variance gets so extreme, and value should begin to experience increased investor focus and will benefit from institutional rotation back to more modestly priced sectors.

Our outperformance this period was primarily the result of stock selection.  In fact, our sector allocation worked against us.  As active managers, our portfolio can vary significantly from our benchmark.  When we look at “active share”, which is defined as the percentage of a fund’s holdings that differ from its benchmark, we have consistently scored around 95% (0% being the same as the benchmark, 100% being completely different). For example, historically the Fund has been underweight Financials, and that continues to be the case as we believe that most Banks and REITs are efficiently priced at the current moment.  During the last six months, we have begun to reposition the portfolio in other areas.  Previously, the Fund has been overweight Technology but we have been reducing our exposure and taking profits in a number of successful positions that have reached their price targets.  At the same time, we began to pay closer attention to and started to build positions in Consumer Discretionary and Staples where most names and sub-sectors have been severely punished.  We are currently overweight these sectors.  Our strategy in the consumer space has been to focus on companies with strong brands, untapped international expansion potential and the ability to effectively compete in the new world of ecommerce.  Despite the “death” of the mall, we have found some value that we believe has yet to be fully appreciated.

We have also positioned the Fund with an eye towards improved liquidity.  We have always viewed the Fund’s small size as an advantage for numerous reasons, one being the ability to invest in lessor known names that the markets have overlooked.  When we do invest in a new smaller capitalization company, we look to slowly build a position.  These companies may not have much liquidity at the time of initial purchase, and if our thesis plays out, investor interest and relative liquidity generally improve along with the

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

fundamentals.  However, current trends of low volatility, declining trading volumes, and the increase in various program driven trading strategies highlight the need to be more mindful of small cap liquidity.

We are also pleased to announce that we further reduced our management fee in August in a continued effort to reduce shareholder expenses.  We thank you for your continued investment in The Adirondack Small Cap Fund.  For the most up-to-date information on your investment, please visit our website at www.adirondackfunds.com or call us at (518) 690-0470.

Sincerely,

Matt Reiner, CFA

Greg Roeder, CFA

Portfolio Manager

Portfolio Manager

mreiner@adirondackfunds.com

groeder@adirondackfunds.com

*Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 888-686-2729, or visiting www.adirondackfunds.com.

**Per the prospectus dated 8/1/17, the Fund’s gross annual operating expense ratio is 1.23%. The Advisor has contractually agreed to waive fees or reimburse the Fund to the extent necessary to maintain the Fund’s total annual operating expenses at 1.48% until August 1, 2018, subject to termination by the Fund on 60 days’ written notice.  The annualized expense ratio for the six months ending September 30 was 1.27%.

The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-686-2729, or visiting www.adirondackfunds.com. Read it carefully before investing.  The Adirondack Small Cap Fund is distributed by Rafferty Capital Markets, LLC, Garden City, NY 11530.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe.  It includes those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

Portfolio turnover represents the percentage of securities which are bought and sold during a specific period.

THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS, as a Percentage of the Fund’s Net Assets

SEPTEMBER 30, 2017 (UNAUDITED)

1.	Vonage Holdings Corp.	3.49%
2.	Allscripts Healthcare Solutions, Inc.	3.22%
3.	Invacare Corp.	3.15%
4.	Owens-Illinois, Inc.	2.95%
5.	MFA Financial, Inc.	2.76%
6.	MGIC Investment Corp.	2.63%
7.	Clarus Corp.	2.57%
8.	Cowen Group, Inc. Class A	2.53%
9.	National Western Life Group, Inc. Class A	2.23%
10.	Owens & Minor, Inc.	2.21%

* Excludes Fund's Short-Term Investment positions.

THE ADIRONDACK SMALL CAP FUND

PERFORMANCE ILLUSTRATION

SEPTEMBER 30, 2017 (UNAUDITED)

Adirondack Small Cap Fund
Comparison of the Change in Value of a $10,000 Investment in the Adirondack Small Cap Fund, the Russell 2000 Index and the Russell 2000 Value Index.
$35,000
$33,000
$31,000
$29,000
$27,000
$25,000
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
4/6/2005
9/30/2005
3/31/2006
9/30/2006
3/31/2007
9/30/2007
3/31/2008
9/30/2008
3/31/2009
9/30/2009
3/31/2010
9/30/2010
3/31/2011
9/30/2011
3/31/2012
9/30/2012
3/31/2013
9/30/2013
3/31/2014
9/30/2014
3/31/2015
9/30/2015
3/31/2016
9/30/2016
3/31/2017
9/30/2017
Adirondack Small Cap Fund $32,912
Russell 2000 Index $28,726
Russell 2000 Value Index $26,113

Average Annual Total Returns (a) (for periods ended September 30, 2017)
	Six Months	1 Year	3 Year	5 Year	10 Year	Since Inception
Adirondack Small Cap Fund *	6.41%	16.92%	9.06%	12.54%	9.27%	10.01%
Russell 2000 Index **	8.27%	20.74%	12.18%	13.79%	7.85%	8.82%
Russell 2000 Value Index ***	5.81%	20.55%	12.12%	13.27%	7.14%	7.99%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was April 6, 2005.

**The Russell 2000 is a common benchmark for mutual funds that identify themselves as "small-cap".  It is a widely quoted measure of the overall performance of the small-cap to mid-cap company shares.

***Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price/book ratios and lower predicted growth rates.

This chart assumes an initial investment of $10,000 made on April 6, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-888-686-2729.

THE ADIRONDACK SMALL CAP FUND

PORTFOLIO ILLUSTRATION

SEPTEMBER 30, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Industrials
11.21%
Real Estate
2.76%
Healthcare
6.10%
Technology
13.21%
Utilities
2.06%
Financial Services
19.57%
Basic Materials
2.84%
Cash Equivalent
7.67%
Energy
5.41%
Communication
Services
3.88%
Consumer Defensive
3.56%
Consumer Cyclical
21.73%

Sectors are categorized using Morningstar® classifications.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017 (UNAUDITED)

Shares		Value

COMMON STOCKS - 88.15%

Accident & Health Insurance - 2.07%
224,996	CNO Financial Group, Inc. (1 Right per share, exp. 12/31/17)	$ 5,251,407

Air Transportation Scheduled - 1.35%
184,505	JetBlue Airways Corp. *	3,418,878

Aircraft & Parts - 1.49%
127,263	Triumph Group, Inc.	3,786,074

Apparel & Other Finished Products of Fabrics & Similar Material - 0.30%
26,398	G-III Apparel Group, Ltd. *	766,070

Biotechnology Research & Products - 0.74%
333,550	Trinity Biotech Plc. ADR *	1,871,215

Books: Publishing or Publishing & Printing - 1.28%
270,264	Houghton Mifflin Harcourt Co. *	3,256,681

Cogeneration Services & Small Power Producers - 1.98%
337,297	Covanta Holding Corp.	5,008,860

Computer Processing & Data Preparation - 0.38%
1,473,308	IPASS, Inc. *	972,383

Computer Programming, Data Processing, Etc. - 0.83%
304,672	AutoWeb, Inc. *	2,099,190

Construction Special Trade Contractors - 0.91%
151,678	Matrix Service Co. *	2,305,506

Crude Petroleum & Natural Gas - 2.00%
180,250	Carrizo Oil & Gas, Inc. *	3,087,682
689,015	Tetra Technologies, Inc.	1,970,583
		5,058,265
Deep Sea Foreign Transportation of Freight - 2.20%
376,163	Ardmore Shipping Corp. (Bermuda) *	3,103,345
53,752	Seacor Holdings, Inc. *	2,478,505
		5,581,850

* Non-income producing securities during the period.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

Shares		Value

Electric Lighting & Wiring Equipment - 1.44%
325,663	LSI Industries, Inc.	$ 2,152,632
1,328,938	Orion Energy Systems, Inc. * #	1,488,410
		3,641,042
Electronic Components & Accessories - 2.17%
63,786	CTS Corp.	1,537,243
210,187	Vishay Intertechnology, Inc.	3,951,516
		5,488,759
Fabricated Plate Work (Boiler Shops) - 1.79%
622,698	Global Power Equipment Group, Inc. *	1,151,991
464,677	McDermott International, Inc. *	3,378,202
		4,530,193
Footwear (No Rubber) - 1.10%
96,767	Wolverine World Wide, Inc.	2,791,728

Games, Toys & Children's Vehicles (No Dolls & Bicycles) - 0.51%
429,417	JAKKS Pacific, Inc. *	1,288,251

Glass Containers - 2.95%
296,838	Owens-Illinois, Inc. *	7,468,444

Gold And Silver Ores - 1.20%
177,703	Pan American Silver Corp. (Canada)	3,029,836

Greeting Cards - 1.43%
125,429	CSS Industries, Inc.	3,614,864

Home Health Care - 0.00%
3,643	Hooper Holmes, Inc. *	2,146

Ice Cream & Frozen Desserts - 0.57%
133,997	Dean Foods Co.	1,457,887

Instruments for Measuring & Testing of Electricity & Electronic Signals - 1.04%
268,635	Xcerra Corp. *	2,646,055

Leisure Time -1.94%
340,203	Callaway Golf Corp.	4,909,129

* Non-income producing securities during the period.

# Affiliated company during the period ended September 30, 2017.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

Shares		Value

Life Insurance - 3.69%
959,582	Genworth Financial, Inc. Class A *	$ 3,694,391
16,189	National Western Life Group, Inc. Class A *	5,649,961
		9,344,352
Meat Packing Plants - 1.60%
902	Seaboard Corp.	4,063,510

Medical & Dental Instruments & Supply - 2.21%
191,506	Owens & Minor, Inc.	5,591,975

Metal Mining - 0.10%
36,524	Cleveland Cliffs, Inc. *	261,147

Miscellaneous Chemical Products - 1.16%
130,398	Orion Engineered Carbons S.A. (Luxembourg)	2,927,435

Mortgage Bankers & Loan Correspondents - 1.97%
268,848	Nationstar Mortgage Holdings, Inc. *	4,992,507

Motor Vehicle Parts & Accessories - 2.81%
90,704	Dana Holding Corp.	2,536,084
37,750	Horizon Global Corp. *	665,910
197,594	Stoneridge, Inc. *	3,914,337
		7,116,331
Oil & Gas Filed Machinery & Equipment - 0.19%
595,733	Superior Drilling Products, Inc. *	476,586

Operative Builders - 2.03%
372,842	TRI Pointe Group, Inc. *	5,148,948

Ordnance & Accessories (No Vehicles/Guided Missiles) - 1.49%
164,699	Vista Outdoor, Inc. *	3,778,195

Orthopedic, Prosthetic, & Surgical Appliances & Supplies - 3.15%
506,399	Invacare Corp.	7,975,784

Printed Circuit Boards - 1.27%
86,940	Sanmina Corp. *	3,229,821

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

Shares		Value

Production Technology Equipment - 0.85%
154,613	Electro Scientific Industries, Inc. (1 Right per share, exp. 5/18/19) *	$ 2,152,213

Pumps & Pumping Equipment - 0.28%
41,224	Ampco Pittsburgh Corp.	717,298

Radio & TV Broadcasting & Communications Equipment - 0.17%
154,070	SeaChange International, Inc. *	422,152

Retail-Auto Dealers & Gasoline Stations - 0.79%
473,516	TravelCenters of America LLC. *	2,012,443

Retail-Miscellaneous Shopping Goods Stores - 1.38%
772,414	Office Depot, Inc.	3,506,759

Savings Institution, Federally Chartered - 1.46%
238,506	Brookline Bancorp, Inc.	3,696,843

Security Brokers, Dealers, & Flotation Companies - 4.55%
360,276	Cowen Group, Inc. Class A *	6,412,913
308,336	Greenhill & Co., Inc.	5,118,378
		11,531,291
Semiconductors & Related Devices - 0.26%
1,000	NeoPhotonics Corp. *	5,560
382,722	QuickLogic Corp. *	642,973
		648,533
Services-Computer Integrated Systems Design - 3.22%
574,033	Allscripts Healthcare Solutions, Inc. *	8,168,490

Services-Computer Programming Services - 0.15%
79,460	RealNetworks, Inc. *	381,408

Services-Miscellaneous Equipment Rental & Leasing - 1.84%
333,386	FLY Leasing Ltd. ADR *	4,674,072

Services-Motion Picture & Video Tape Production - 0.61%
127,796	Gaia, Inc. Class A *	1,533,552

* Non-income producing securities during the period.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

Shares		Value

Special Industry Machinery - 1.29%
53,893	Axcelis Technologies, Inc. *	$ 1,473,973
200,737	Manitex International, Inc. *	1,802,618
		3,276,591
Sporting & Athletic Goods, NEC - 2.57%
869,256	Clarus Corp. *	6,519,420

Surety Insurance - 2.63%
531,700	MGIC Investment Corp. *	6,662,201

Telephone & Telephone Apparatus - 1.22%
348,200	Infinera Corp. *	3,088,534

Telephone Communications (No Radio Telephone) - 3.49%
1,085,979	Vonage Holdings Corp. *	8,839,869

Title Insurance - 1.84%
123,135	Stewart Information Services, Corp.	4,649,578

Water Supply - 0.39%
130,294	Pure Cycle Corp. *	977,205

Wholesale - Groceries & General Line - 3.75%
184,200	Performance Food Group Co. *	5,203,650
103,600	United Natural Foods, Inc. *	4,308,724
		9,512,374
Women's, Misses', Children's & Infants' Undergarments - 2.07%
307,620	Guess, Inc.	5,238,769

TOTAL FOR COMMON STOCKS (Cost $181,566,514) - 88.15%		223,360,899

PREFERRED STOCK - 1.35%

Life Insurance - 1.35%
177,929	Phoenix Companies, Inc. 7.45% 1/15/32	3,416,237
TOTAL FOR PREFERRED STOCK (Cost $3,655,852) - 1.35%		3,416,237

REAL ESTATE INVESTMENT TRUST - 2.76%
797,552	MFA Financial, Inc.	6,986,555
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $5,728,200) - 2.76%		6,986,555

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

Shares		Value

SHORT-TERM INVESTMENT - 7.67%
19,432,923	Federated Treasury Obligation Fund - Institutional Shares 0.88% **	$ 19,432,923
TOTAL SHORT-TERM INVESTMENT (Cost $19,432,923) - 7.67%		19,432,923

TOTAL INVESTMENTS (Cost $210,383,489) - 99.93%		253,196,614

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.07%		173,604

NET ASSETS - 100.00%		$253,370,218

** Variable rate security; the money market rate shown represents the yield at September 30, 2017.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2017 (UNAUDITED)

Assets:
Investments in Securities, at Value (Cost $210,383,489)	$ 253,196,614
Cash	1,000
Receivables:
Securities Sold	280,890
Dividends and Interest	370,898
Shareholder Subscriptions	186,205
Prepaid Expenses	30,964
Total Assets	254,066,571
Liabilities:
Securities Purchased	216,756
Shareholder Redemptions	219,544
Due to Advisor	210,518
Due to Trustees	16,617
Accrued Expenses	32,918
Total Liabilities	696,353

Net Assets	$ 253,370,218

Net Assets Consist of:
Paid In Capital	$ 176,514,157
Accumulated Net Investment Loss	(118,745)
Accumulated Realized Gain on Investments	34,161,681
Unrealized Appreciation in Value of Investments	42,813,125
Net Assets, for 10,529,753 Shares Outstanding	$ 253,370,218

Net Asset Value Per Share	$ 24.06

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF OPERATIONS

        For the Six Months Ending September 30, 2017 (UNAUDITED)

Investment Income:
Dividends (net of $5,131 of foreign tax withheld)	$ 1,372,871
Interest	239,666
Total Investment Income	1,612,537

Expenses:
Advisory	1,462,494
Transfer Agent	38,749
Legal	17,735
Custodian	17,509
Audit	7,500
Trustee	30,501
Chief Compliance Officer	15,000
Insurance	5,883
Registration and Filing Fees	22,267
Printing & Mailing	16,545
Miscellaneous Fees	3,741
Total Expenses	1,637,924

Net Investment Loss	(25,387)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	15,348,532
Net Change in Unrealized Appreciation on Investments	292,561
Realized and Unrealized Gain on Investments	15,641,093

Net Increase in Net Assets Resulting from Operations	$ 15,615,706

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	9/30/2017	3/31/2017
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (25,387)	$ (382,121)
Net Realized Gain on Investments	15,348,532	31,391,133
Unrealized Appreciation on Investments	292,561	24,770,469
Net Increase in Net Assets Resulting from Operations	15,615,706	55,779,481

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	(8,908,562)
Total Dividends and Distributions Paid to Shareholders	-	(8,908,562)

Capital Share Transactions	(45,255,765)	(49,507,987)

Total Decrease in Net Assets	(29,640,059)	(2,637,068)

Net Assets:
Beginning of Period	283,010,277	285,647,345

End of Period (Including Undistributed Net Investment Loss of
$(118,745) and $(93,358), respectively)	$253,370,218	$283,010,277

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the period:

	(Unaudited) Six Months Ended 9/30/2017

		Years Ended
		3/31/2017	3/31/2016	3/31/2015	3/31/2014	3/31/2013

Net Asset Value, at Beginning of Period	$ 22.61	$ 19.05	$ 22.07	$ 22.94	$ 17.96	$ 15.74

Income From Investment Operations:
Net Investment Income (Loss) *	(0.00) †	(0.03)	(0.03)	(0.02)	(0.05)	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	1.45	4.30	(2.33)	0.63	5.98	2.24
Total from Investment Operations	1.45	4.27	(2.36)	0.61	5.93	2.26

Distributions:
Net Investment Income	-	-	-	-	-	(0.03)
Realized Gains	-	(0.71)	(0.66)	(1.48)	(0.95)	(0.01)
Total from Distributions	-	(0.71)	(0.66)	(1.48)	(0.95)	(0.04)

Proceeds from Redemption Fees † ***	-	-	-	-	-	-

Net Asset Value, at End of Period	$ 24.06	$ 22.61	$ 19.05	$ 22.07	$ 22.94	$ 17.96

Total Return **	6.41%(b)	22.39%	(10.71)%	2.87%	33.17%	14.40%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$253,370	$283,010	$ 285,647	$ 264,989	$ 284,176	$ 120,146
Ratio of Expenses to Average Net Assets
Before Waivers/Recapture	1.27%(a)	1.29%	1.32%	1.37%	1.38%	1.44%
After Waivers/Recapture	1.27%(a)	1.29%	1.32%	1.37%	1.41%	1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets
Before Waivers/Recapture	(0.02)%(a)	(0.14)%	(0.13)%	(0.11)%	(0.20)%	0.17%
After Waivers/Recapture	(0.02)%(a)	(0.14)%	(0.13)%	(0.11)%	(0.23)%	0.14%
Portfolio Turnover	12.09%(b)	38.06%	32.02%	37.36%	32.97%	30.81%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

*** Redemption fees were eliminated for transactions beginning 8/1/2013.

†  Amount less than $0.005 per share.

(a) Annualized.

(b) Not Annualized.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017 (UNAUDITED)

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”) is a diversified series of Adirondack Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series currently authorized by the Board of Trustees. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment adviser, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of their financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value according to the procedures described in Note 3.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Financial futures contracts: The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing securities markets or interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the change in daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.  The Fund did not invest in any financial futures contracts during the six months ended September 30, 2017.

Federal Income Taxes:  The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years March 31, 2014 through March 31, 2017 on the Fund’s tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal, however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events:  Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

Note 3. Security Valuations

Processes and Structure

The Trust’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fair Value Pricing Policy

The Fund’s Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.  If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s Advisor (“Fair Value” Pricing), subject to review by the Board of Trustees.  The Fund’s Advisor must use reasonable diligence in determining whether market quotations are readily available.  If, for example, the Advisor determines that one source of market value is unreliable, the Advisor must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, preferred stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Short term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of September 30, 2017:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 223,360,899	$ -	$ -	$233,360,899
Preferred Stocks *	-	3,416,237	-	3,416,237
Real Estate Investment Trust	6,986,555	-	-	6,986,555
Short-Term Investment	19,432,923	-	-	19,432,923
	$ 249,780,377	$ 3,416,237	$ -	$253,196,614

The Fund did not hold any Level 3 assets during the period ended September 30, 2017. The Fund did not hold any derivative instruments at any time during the period ended September 30, 2017.

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

Note 4. Investment Management Agreement

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder and Matthew Reiner, each an officer of the Fund, are shareholders of the Advisor. Stephen Gonick and Louis Morizio are also shareholders of the Advisor.  Under the Agreement, the Advisor earns a monthly fee from the Fund.  Prior to August 1, 2017, the monthly fee is based on an annual rate of 1.15% of the Fund’s average daily net assets.  Effective August 1, 2017, the monthly fee is based on an annual rate of 1.10% of the Fund’s average daily net assets.  Effective August 1, 2017 through August 1, 2018, the Advisor agreed to waive fees or reimburse the Fund should the total operating expenses of the Fund exceed 1.48%.  The Advisor’s obligation to waive fees or reimburse expenses excludes brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses, and costs of acquired funds. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.  As of September 30, 2017, the Advisor did not have any fees or expenses remaining subject to recoupment.  For the six months ended September 30, 2017, the Advisor earned advisory fees of $1,462,494.  As of September 30, 2017, the Fund owed the Advisor $210,518.

Note 5.  Distribution Agreement

The Fund entered into a Distribution Agreement with Rafferty Capital Markets, LLC (“RCM”) on May 30, 2014 (which became effective July 1, 2014), after approval of the Distribution Agreement by the Board of Trustees at a meeting held on May 16, 2014.  Under the Distribution Agreement, RCM acts as the Fund’s principal underwriter in connection with the offering and sale of shares of the Fund.  The Advisor, from its own resources, and not the Fund, is responsible for the payment of the distribution fees to RCM in the amount of $15,000 per year and also any other out-of-pocket expenses which are disclosed in the Distribution Agreement between the Fund and RCM.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital was $176,514,157 as of September 30, 2017.  Transactions in capital for the six months ended September 30, 2017 and year ended March 31, 2017 were as follows:

	September 30, 2017		March 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	760,144	$ 17,303,806	2,214,754	$ 46,055,277
Shares reinvested	-	-	387,917	8,797,948
Shares redeemed	(2,745,111)	(62,559,571)	(5,083,382)	(104,361,212)
Net decrease	(1,984,967)	$ (45,255,765)	(2,480,711)	$(49,507,987)

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

Note 7. Investment Transactions

For the six months ended September 30, 2017, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $29,039,978 and $69,625,875, respectively.

Note 8. Affiliated Company – Holding of 5% Voting Securities

The company listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during part of the six months ended September 30, 2017. Purchase and sale transactions and dividend income earned during the period on the security was as follows:

	Balance of Shares at March 31, 2017	Purchases/ Additions	Sales/ Reductions	Balance of Shares at September 30, 2017	Dividend Income	Value at September 30, 2017

Orion Energy Systems, Inc.	1,409,622	-	80,684	1,328,938	$ -	$ 1,488,410

The company was not an affiliate at September 30, 2017.

Note 9. Tax Matters

As of September 30, 2017, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$211,466,517

Gross tax appreciation of investments	$ 61,286,652

Gross tax depreciation of investments	(19,556,555)

Net tax appreciation of investments	$ 41,730,097

The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, at March 31, 2017, the following represents the tax basis capital gains and losses and undistributed ordinary income:

Undistributed Long-Term Capital Gain	$ 16,675,182
Undistributed Ordinary Income	3,256,970
Post December Ordinary Loss	(93,358)
Net Unrealized Appreciation of Investments	41,401,561
Total Distributable Earnings	$ 61,240,355

* The difference between the book cost and tax cost of investments represents the tax deferral of losses on wash sales.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

The undistributed ordinary income and capital gains (losses) shown may differ from corresponding accumulated net investment income and accumulated net realized gain (loss) reported on the statement of assets and liabilities due to different book/tax treatment of short-term capital gains and due to certain temporary book/tax differences due to the tax deferral of losses on wash sales.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of March 31, 2017 the Fund elected to defer net ordinary losses in the amount of $93,358.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The tax character of distributions paid during the years ended March 31, 2017 and 2016 were as follows:

	March 31, 2017	March 31, 2016
Ordinary Income	$ 260,814	$ 71,806
Long-term Gain	$ 8,647,748	$ 9,708,136

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

Note 10.  Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Note 11. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under section 2(a)(9) of the Investment Company Act of 1940, as amended.  As of September 30, 2017, National Financial Service Corp., and Charles Schwab & Co., for the benefit of its customers, each owned approximately 42% and 33%, respectively, of the Fund.

THE ADIRONDACK SMALL CAP FUND

EXPENSE ILLUSTRATION

SEPTEMBER 30, 2017 (UNAUDITED)

Expense Example

As a shareholder of The Adirondack Small Cap Fund, you incur ongoing costs which typically consist of: management fees, custody fees, transfer agent fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2017 through September 30, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds.  If transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2017	September 30, 2017	April 1, 2017 to September 30, 2017

Actual	$1,000.00	$1,064.13	$6.57
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.70	$6.43

* Expenses are equal to the Fund's annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

SEPTEMBER 30, 2017 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Age	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Kevin Gallagher 2390 Western Avenue, Guilderland, NY 12084 Age: 53	Trustee since March 2005	1	Owner and Managing Partner of Panurgy NY Metro, LLC (information technology services firm) since 2004.
Wade Coton 2390 Western Avenue, Guilderland, NY 12084 Age: 49	Trustee since March 2005	1	Owner, Manchester Homes, LLC since March 2013. Home Builder and Developer, LDM Management Group Inc. from January 2007 to February 2013.
Norman Joseph Plourde 2390 Western Avenue, Guilderland, NY 12084 Age: 54	Trustee since March 2005	1	Principal and General Manager of Operations (from August 2006 to December 2014), President (since January 2015), Ideal Wood Products.

Name, Address and Age	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Gregory A. Roeder 2390 Western Avenue, Guilderland, NY 12084 Age: 54	President since March 2005	N/A	President and Portfolio Manager, Adirondack Research & Management, Inc. from 2004 to present.
Jarrod H. Becker 45 Nashville Rd. Jericho, VT 05465 Age: 40	Secretary since 2011; Chief Compliance Officer since 2010	N/A

Chief Compliance Officer, Adirondack Research & Management, Inc. from July 2013 to present.  Business Manager, Northern Vermont Resource Conservation and Development Council, Inc. (non-profit) from April 2005 to December 2013.

Matthew P. Reiner 2390 Western Avenue, Guilderland, NY 12084 Age: 52	Treasurer and Principal Financial Officer since March 2005	N/A	CFO and Portfolio Manager, Adirondack Research & Management, Inc. from February 2005 to present.

The Fund’s Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge by calling (888) 686-2729.

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call (800) 732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (888) 686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the SEC on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at the Fund’s transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free (888) 686-2729 to request a copy of the SAI or to make shareholder inquiries.

Renewal of Management Agreement

At a meeting of the Board of Adirondack Funds (held May 19, 2017), the Board of Trustees considered renewal of the advisory contract (“Management Agreement”) with Adirondack Research & Management, Inc. (“Advisor”). The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Management Agreement.

The Board considered five items when determining whether to renew the Management Agreement:

1.

Quality/Nature of Services of ARMI to the Fund.

The Trustees agreed that they were highly satisfied with the quality and nature of services the Fund receives from the Adviser; they were consistent with what the Trustees expected.  Among other factors, the Trustees noted that:

•

The Adviser continued to provide administrative services to the Fund at no cost to the Fund, when normally these services are provided by an administrator and charged to the shareholder.

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

•

The Adviser’s compliance continues to operate at a high level.

•

The shareholders are benefitting from the quality of the Adviser’s trade execution.

The Trustees believed the Adviser continued to provide high quality services to shareholders of the Fund and they remained optimistic about the future.

2.

Performance

The Trustees reviewed the Fund’s performance and were pleased with the long term performance of the Fund.  The Fund outperformed its peer group for the five-year, ten-year, and Since Inception periods while underperforming for the one and three year periods.  The Fund outperformed against its benchmark index for the ten-year and Since Inception periods while underperforming for the one, three, and five year periods.

3.

 Management Fee

Taking into consideration the Adviser’s high quality of service, the Board deemed the Management Fee reasonable.  The Trustees considered that, while the Management Fee remained above the peer median and average, the high level of research and active management provided by the Adviser was likely to continue to benefit the Fund’s shareholders.

4.

 Profitability

The Trustees reviewed the profitability of the Adviser.  Specifically, the Trustees considered the gross and net advisory fees earned by the Adviser as well as the direct expenses of the Adviser for servicing the Fund.  The Trustees reviewed the revenue, recoupment, and finances of the Adviser.  The Trustees concluded the profitability to be reasonable both in terms of dollars earned and as a percentage of revenue considering the services provided by the Adviser.

5.

 Economies of Scale

The Trustees discussed the Fund’s change in assets during the period.  With relatively level assets, economies of scale continued to be realized to an extent similar to that of prior years.  The Trustees acknowledged that the Adviser will reevaluate its staffing needs as the Fund grows.  The Trustees agreed that bolstered infrastructure and continued stability of the Adviser should benefit shareholders.  The Trustees also agreed that, in light of all of the information considered, the absence of breakpoints was acceptable.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, upon motion duly made and seconded, the renewal of the Management Agreement was approved by the unanimous vote of the Trustees, including the disinterested Trustees.

Board of Trustees

Wade Coton

Kevin Gallagher

Norman Joseph Plourde

Investment Adviser

Adirondack Research and Management, Inc.

2390 Western Avenue

Guilderland, NY 12084

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43215

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA  19001

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Avenue, Suite 300A

Garden City, NY  11530

This report is provided for the general information of the shareholders of The Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date November 29, 2017

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date November 29, 2017

* Print the name and title of each signing officer under his or her signature.